                                      CONSENT

     The undersigned hereby consents to the filing of its real estate appraisals for the property identified below as an exhibit to the registration statement on Form SB-2 filed by American Family Holdings, Inc. with the Securities and Exchange Commission (the "Registration Statement") and to the reference to us under the caption "Appraisals and Fairness Opinion" in the prospectus which is a part of the Registration Statement.

Dated: January 13, 1998

Property: Oceanside                             BOZNANSKI & COMPANY
         (Encore and Symphony parcels)

                                                By  /s/ CARL W. BOZNANSKI
                                                   ---------------------------
                                                Print Name  Carl W. Boznanski
                                                            ------------------
                                                Title       President
                                                            ------------------